SUBSCRIPTION AGREEMENT

By the execution of this Subscription Agreement, the undersigned, ____________________________________________________________________________, address _______________________________________________________________________ hereby subscribes for ________________number of shares of the Company’s Common Stock at

$.10 per share (the “Common Shares”) of Barking Applications Corporation, a Nevada corporation (the "Company").

1.

To induce the Company to accept this subscription, the undersigned agrees that, within 10 days after receipt of a written request from the Company, the undersigned will provide such information and will execute and deliver such documents as may be necessary to comply with any and all laws and ordinances to which the Company is subject.

2.

The undersigned represents and warrants to the Company as follows:

(a)

All information heretofore provided by the undersigned to the Company in connection with the offering of the Shares is true, complete, and correct in all respects as of the date hereof.

(b)

No representations or warranties have been made to the undersigned by the Company or any officer, employee, shareholder, or representative of the Company, and in entering into this transaction the undersigned is not relying on any representation or warranty of any person;

(c)

The undersigned received or had access to all information that she/he, or it considers necessary or advisable to enable her/him, or it to make an informed decision concerning the Stock, including the Prospectus, and the undersigned has had an opportunity to ask questions of and receive answers from the Company or its designated representative concerning the terms and conditions of this investment, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

(d)

The address set forth above is the true and correct residence of the undersigned and he, she, or it has no present intention to become a resident of any other state or jurisdiction;

(e)

The undersigned (if an individual) has adequate means of providing for his or her current needs and possible personal contingencies and he or she has no need for liquidity of his or her investment in the Stock;

(f)

The undersigned has business or financial experience (or has retained the services of a professional advisor who is not affiliated with or compensated by the Company who has the requisite business or financial experience) such that the undersigned is capable of protecting his or her own interests in connection with the proposed purchase of Stock;

(g)

The undersigned is acquiring the Stock for his, her, or its own account for investment purposes only and not with a present view to resell or distribute it, in whole or in part; and

(h)

The undersigned is aware of and fully understands each of the following:

(i)

The Shares that will be acquired are a speculative investment and involve a substantial degree of risk that would result in the loss of his, her, or its entire investment in the Company;

(ii)

There is not a public market for the Stock, and if a public market for the Shares is not developed, the undersigned will not be able to dispose of the Stock. Accordingly, it may not be possible for the undersigned to liquidate his, her, or its investment in the Company; and

4.

The undersigned acknowledges that he/she, or it understands the meaning and legal consequences of the representations and warranties contained in Paragraphs 2 and 3 above, and that the Company and its officers, managers, employees, and agents have relied upon such representations and warranties, and he, she, or it hereby agrees to indemnify and hold harmless the Company and its officers, managers, employees, and agents from and against any and all loss, damage, or liability due to or arising out of a breach of any representation or warranty of the undersigned contained in this Subscription Agreement.

5.

Notwithstanding any of the representations, warranties, covenants, acknowledgments, or agreements made herein by the undersigned, the undersigned does not hereby or in any other manner waive any rights granted to him, her, or it under the United States federal or state securities laws.

6.

All representations, warranties, covenants, acknowledgments, and agreements contained in this Subscription Agreement, and the indemnification contained in Section 4 above, shall survive the acceptance of this Subscription Agreement by the Company.

7.

The undersigned understands that this Subscription Agreement is not binding until the Company accepts it by executing this Subscription Agreement in the space provided below, accepts payment for the subscription and the funds clear the banking process.  The Company may elect to either accept or reject this Subscription Agreement in its sole and absolute discretion.

9.

This Subscription Agreement is not transferable or assignable by the undersigned.

10.

THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____ day of __________________, 20___.

SUBSCRIBER:

____________________________________

Signature of Subscriber

____________________________________

Printed or Typed Name

ACCEPTED this ____ day of ____________, 20___.

BARKING APPLICATIONS CORPORATION

By:  ________________________________________

        Raymond Kitzul,

        Chief Executive Officer

Method of Payment:

Payment for the Stock shall be made by check  payable to “Barking Applications Corporation”  and mailed or hand delivered to:

Raymond Kitzul

Barking Applications Corporation

5114 Lakeshore Road

Burlington, Ontario, Canada L7L 1B9

The entire subscription price for all Subscribed Shares must be paid at the time of subscription.

1